Joint Filer Information

Names: Deerfield Capital L.P.,
       Deerfield Partners, L.P.,
       Deerfield Special Situations Fund, L.P.,
       Deerfield Management Company, L.P.,
       Deerfield International Limited,
       Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P.,
         Deerfield Partners, L.P.,
         Deerfield Special Situations Fund, L.P.,
         Deerfield Management Company, L.P:
         780 Third Avenue, 37th Floor
         New York, NY 10017

         Deerfield International Limited,
         Deerfield Special Situations Fund International Limited:
         c/o Hemisphere Management (B.V.I.) Limited
         Bison Court, Columbus Centre, P.O. Box 3460
         Road Town, Tortola
         British Virgin Islands

Designated Filer: James E. Flynn

Issuer and Ticker Symbol: PAR Pharmaceutical Companies, Inc. (PRX)

Date of Event Requiring Statement: July 11, 2006

The undersigned, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited and Deerfield Special Situations Fund International Limited are jointly filing the attached Initial Statement of Beneficial Ownership on Form 3 with James E. Flynn with respect to the beneficial ownership of securities of PAR Pharmaceutical Companies, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


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DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner


By: /s/ James E. Flynn
    ---------------------------------------
    James E. Flynn, Managing Member


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